SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC  20549


                               FORM 8-K


                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                the Securities and Exchange Act of 1934


   Date of Report (Date of earliest event reported):  June 22, 1994


                      THE POTOMAC EDISON COMPANY
        (Exact name of registrant as specified in its charter)

      Maryland and Virginia      1-3376-2             13-5323955
      (State or other            (Commission File     (IRS Employer
       jurisdiction of            Number)              Identification
       incorporation)                                  Number)


                            Downsville Pike
                      Hagerstown, Maryland 21740
               (Address of principal executive offices)


Registrant's telephone number,
      including area code:                            (301) 790-3400

Item 5.    Other Events.

           The Exhibits to this Report listed in Item 7 below relate to the Registration Statements on Form S-3, Nos. 33-51305 and 33-56258.

Item 7.    Financial Statements, Pro Forma Financial Information and
           Exhibits.

4(a) Eighty-eighth Supplemental Indenture, dated as of June 1, 1994, between Registrant and Chemical Bank, Trustee and Thomas J. Foley, Individual Trustee.

12.1       Statement re computation of ratios.




                              SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      THE POTOMAC EDISON COMPANY



Dated:  June 22, 1994                 By:    EUGENE W. MCCAULEY, JR.
                                      Name:  Eugene W. McCauley, Jr.
                                      Title: Assistant Secretary and
                                               Assistant Treasurer

                             EXHIBIT INDEX



Item No. 1       4(a)      Eighty-eighth Supplemental Indenture, dated as
                           of June 1, 1994, between Registrant and Chemical
                           Bank, Trustee and Thomas J. Foley, Individual
                           Trustee.

                 12.1      Statement re computation of ratios.